Share Purchase Agreement

                                    CONTENTS


SECTION

1.   The Closing

2.   Sale of Shares

3.   Covenants of SELLER

4.   Representations and Warranties of SELLER

5.   Representations and Warranties of the Company

6.   Covenants of BUYER

7.   Representations and Warranties of BUYER

8.   Indemnities

9.   Additional Covenants of the Company and SELLER

10.  Transactions to be Completed at Closing

11.  Termination

12.  Governing Law

13.  Amendment and Waiver

14.  Assignment

15.  Notices

16.  Section Headings

17.  Exhibits

18.  Entire Agreement

19.  Corporate Governance

20.  Independent Advice, Non-Litigation

21.  Time of the Essence; Computation of Time

22.  Severability

23.  Counterparts

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                            SHARE PURCHASE AGREEMENT

Agreement dated the 30th day of July 2002, among the shareholders of BioSource Therapeutics, Inc., ("SELLER"), BioSource Therapeutics, Inc., a Delaware corporation ("Company") and Innovative Technology Acquisition Corp., a Delaware corporation ("BUYER").


                                   WITNESSETH:

WHEREAS, SELLER owns an aggregate of 1,500 shares of common stock, no par value per share, constituting all of the issued and outstanding shares of common stock of the Company (the "Shares") which SELLER wishes to sell to BUYER and BUYER wishes to purchase from SELLER in order to enable BUYER to acquire the assets and business of the Company, all upon the terms hereinafter set forth;


NOW, THEREFORE, the parties hereby agree as follows.


                                    AGREEMENT

1.       The Closing.

         1.1 The Closing will take place the 8th day of August, 2002. At such time the following condition precedent to the Closing will be satisfied:

                  The following approvals and consents required in connection with this Agreement and to conclude duly and legally the transactions contemplated herein shall have been obtained and shall be in full force and effect:

                  a. The consent of the Boards of Directors of BUYER and the Company, and SELLER.

                  b. The consent of any holders of any secured debt of the Company.

                  c.       Any other consent so required by law.

                  d. The Company will give the Closing Notice promptly after such approvals and consents have been obtained.

         1.2      The Closing will take place on August 8th,  2002 at 12:00 P.M.
                  in  the  offices  of  Jonathan  D.  Leinwand,   P.A.  in  Fort
                  Lauderdale, Florida.

2.       Sale of Shares.

         2.1 At the Closing, SELLER will sell to BUYER, and BUYER will purchase from SELLER, the Shares of the Company for a total consideration of 1,456,226 shares of common stock of the BUYER (the "Consideration"), having a par value of $.01 per share and representing thirty percent (30%) of the outstanding common stock of the BUYER as set forth in Section 7.1(j) below.

                  2.1.1 485,408 of the shares shall be held in escrow and shall be released therefrom in equal installments and allocated pursuant to Section 2.1.3 upon the Company achieving the following milestones:

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                           (a)      161,802  shares  shall be released  upon the
                                    Company receiving funding in the amount of $500,000 and completion of the business plan for the Company.

                           (b) 161,803 shares shall be released upon the accessing of the Medicaid market by the Company in six (6) states.

                           (c) 161,803 shares shall be released upon the Company achieving revenues equal to 50% of the projections in the first year of operations  subsequent  to  introduction  of
                                    Nutraplete to the market as set forth in the business plan.

                  2.1.2 The remainder of the Consideration, namely 970,818 shares, shall to be delivered by BUYER to the SELLER at the Closing.

                  2.1.3 All shares delivered and distributed by BUYER to SELLER shall be allocated among the SELLER in accordance with their pro rata ownership of the Shares as indicated on Exhibit 2.1, provided that the Consideration shall be paid only in whole shares with cash being paid in lieu of any fractional shares based on the closing bid price for said shares on the day prior to closing.

                  2.1.4 The BUYER represents and warrants there is no option, warrant, privilege or other right outstanding with respect to the Consideration.

         2.2 The shares referenced in 2.1 will not have been registered under the Securities Act, will be subject to Rule 144 and shall bear a restrictive legend.

         2.3 The Buyer shall create a stock option plan that will be available to the employees and consultants of the Company within 90-days after closing.

3.       Covenants of SELLER.

         3.1 SELLER will not use or disclose to third-parties any trade secrets or other proprietary or confidential information pertaining to any aspect of the Business.

         3.2 SELLER acknowledges that violation of any of the provisions of this Section 3 will cause irreparable loss and harm to both the Company and BUYER which cannot be reasonably or adequately compensated by damages in an action at law. Accordingly, in the event of a breach or threatened breach by SELLER of any of the provisions of this Section 3, each of the Company and BUYER shall be entitled to injunctive and other equitable relief to prevent or cure any breach or threatened breach thereof, and SELLER agrees that it will not be a defense to any request for such relief that the Company or BUYER has an adequate remedy at law. Notwithstanding the foregoing, the Company and BUYER shall have other legal remedies as may be appropriate under the circumstance including, inter alia, recovery of damages occasioned by such breach. For purposes of any proceeding under or with respect to this Section 3, SELLER, the Company and BUYER submit to the jurisdiction of the courts of the State of New York and of New York County located in the State of New York; and each agrees not to raise and waives any objection to or defense based on the venue of any such court or forum non conveniens.

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         3.3      A court of competent jurisdiction, if it determines any of the provisions of this Section 3 to be unreasonable in scope, time or geography, is hereby authorized by SELLER, the Company and BUYER to enforce the same in such narrower scope, shorter time or lesser geography as such court determines to be reasonable under all the circumstances.

4.       Representations and Warranties of SELLER.

         SELLER represents and warrants to the BUYER as follows.

                  (a) The SELLER has the power and authority to execute, deliver and perform this Agreement and any other agreement or document executed by them under or in connection with this Agreement; and the SELLER has taken all necessary action to authorize the execution, delivery and performance of this Agreement and any such other agreement or document. This Agreement constitutes, and any such other agreement or document when executed will constitute, the legal, valid and binding obligations of SELLER and the Company enforceable against SELLER and the Company in accordance with their respective terms.

                  (b) Neither the execution nor delivery of this Agreement nor the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

                           (i) contravene any provision of law or any statute, decree, rule or regulation binding upon SELLER or contravene any judgment, decree, franchise, order or permit applicable to SELLER; or

                           (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or
                                    both)   under   any   agreement   or   other
                                    instrument to which SELLER is a party or by which SELLER is bound.

                  (c) No authorization, consent or approval of, or exemption by, any governmental, judicial or public body or authority of or in any state is required to authorize, or is required in connection with (i) the execution, delivery and performance by SELLER of this Agreement, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or other agreements executed by SELLER in connection with this Agreement, or (iv) the taking of any action by BUYER.

                  (d) EXHIBITS 4.1D-1 and 4.1D-2 hereto contain, respectively, true and complete copies of the Articles of Incorporation and By-Laws of the Company, and the same have not been amended and are in full force and effect; as of the Closing the Articles of Incorporation and By-Laws of the Company will be amended, respectively, in accordance with EXHIBITS 4.1D-3 and 4.1D-4 hereto.

                  (e) SELLER is the sole owner of the Shares and of all rights in and to the Shares; and SELLER may sell the Shares to BUYER pursuant to this Agreement without the consent or approval of any other person, corporation, partnership, governmental authority or other entity; the Shares are fully paid and non-assessable and, except as provided in this Agreement, SELLER has not sold, transferred or assigned any of its rights in or to any of the Shares; the Shares are free and clear of any liens, claims, encumbrances and restrictions of any kind except for the approvals noted above.

         4.1 Knowledge by BUYER of any event, circumstance or fact will not vitiate or otherwise impair any of the warranties of SELLER or any of the rights and remedies available to BUYER with respect to such warranties.

5.       Representations and Warranties of the Company.

The Company represents and warrants to BUYER that the representations and warranties of SELLER under Section 4.1 insofar as they pertain to the Company are true and correct.

         5.1      The Company represents and warrants to the BUYER as follows:

                  (a) The Company is duly incorporated and validly existing under the laws of the State of Delaware; the Company is duly qualified to conduct business in all jurisdictions where it is required to qualify; each of SELLER and the Company has the corporate power and authority to execute, deliver and perform this Agreement and any other agreement or document executed by either of them under or in connection with this Agreement; and each has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and any such other agreement or document. This Agreement constitutes, and any such other agreement or document when executed will constitute, the legal, valid and binding obligations of SELLER and the Company enforceable against SELLER and the Company in accordance with their respective terms.

                   (b) Neither the execution nor delivery of this Agreement nor the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

                           (i) contravene any provision of law or any statute, decree, rule or regulation binding upon SELLER or the Company or contravene any judgment, decree, franchise, order or permit applicable to SELLER or the Company; or

                           (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or both) under the Articles of Incorporation or
                                    By-Laws  of  SELLER  or the  Company  or any
                                    agreement  or  other   instrument  to  which
                                    SELLER or the Company is a party or by which
                                    either is bound,  or result in the  creation
                                    or   imposition   of  any   lien,   security
                                    interest,  charge or encumbrance upon any of
                                    the  assets,  rights,   contracts  or  other
                                    property of the Company.

                  (c) No authorization, consent or approval of, or exemption by, any governmental, judicial or public body or authority of or in any state is required to authorize, or is required in connection with (i) the execution, delivery and performance by SELLER of this Agreement, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or other agreements executed by SELLER in connection with this Agreement, or (iv) the taking of any action by BUYER.

                  (d) EXHIBITS 4.1D-1 and 4.1D-2 hereto contain, respectively, true and complete copies of the Articles of Incorporation and By-Laws of the Company, and the same have not been amended and are in full force and effect; as of the Closing the Articles of Incorporation and By-Laws of the Company will be amended, respectively, in accordance with EXHIBITS 4.1D-3 and 4.1D-4 hereto.

                  (e) The unaudited financial statements of the Company as at June 30, 2002 including profit and loss statements for the periods then ended as of these dates, as set forth in EXHIBIT 5.1E hereto (the "Financial Statements"), present fairly, in the case of the profit and loss statements, the results of operations of the Company for the fiscal periods then ended, and in the case of the balance sheets, the financial condition of the Company at said dates. As at said dates, the Company did not have any liabilities (contingent or otherwise) or assets, which are not disclosed in the Financial Statements or, in the case of liabilities, reserved against therein. The Financial Statements have been prepared in accordance with generally accepted accounting principles and practices in United States] consistently applied. Since the dates of the Financial Statements there have been no adverse changes in the business or financial condition of the Company and the Company has not incurred any additional obligations or liabilities except trade debts in the ordinary course of business. The BUYER acknowledges that it is not acquiring any intellectual property of the Company as such property has been sold subsequent to the preparation of the aforementioned Financial
                           Statements. The Company maintains an exclusive license to use the intellectual property as described in schedule 5.1(e) such license being an asset of the Company (together with the assets on the Financial Statements, the "Company Assets"). Such license is sufficient to allow the Company to carry out its business as if the intellectual property were owned by the Company.

                           The Company has filed all tax returns, which it has been required to file and has paid all taxes and interest and penalties, if any, which it has been required to pay. The Company has made provision sufficient to satisfy any and all accrued tax liabilities.

                  (f) Apart from the Company Assets and other assets set forth in the Financial Statements, the Company has no assets, rights or other property except as otherwise stated herein.

                  (g) The Company has all rights, title and interest in the product known as Nutraplete and there are no encumbrances or liens against such product or any other thing which may prevent the BUYER from producing and selling the product.

                  (h) None of the Company Assets (i) violates or infringes any contract, copyright, trademark, service mark, right of privacy, patent or other right, or (ii) contains any material which the Company is not duly authorized to use, or (iii) misuses or misappropriates any trade secret or confidential or proprietary information.

                  (i) There is no litigation or arbitration or administrative proceeding or claim asserted, pending or threatened respecting or involving the Company, the business of the Company or any of the Company Assets or other assets of the Company.

                  (j) There is no order, writ, injunction or decree of any court, government or governmental agency or any arbitration award affecting the Company, the business of the Company or any of the Company Assets or other assets of the Company. The Company and its assets and operations are in compliance with all applicable laws, rules, regulations and ordinances.

                  (k) EXHIBIT 5.1K hereto contains a list of all the officers, directors, employees and agents of the Company, their salaries and other compensation arrangements; the Company has no other obligations for salary or compensation.

                  (l) EXHIBIT 5.1L hereto contains true and complete copies of all health, pension, retirement, profit sharing and deferred compensation arrangements maintained by the Company. All of these are in compliance with all applicable laws, rules and regulations.

                  (m) EXHIBIT 5.1M hereto contains a list of all the banks at which the Company has accounts and the authorized signatories on such accounts.

                  (n) EXHIBIT 5.1N hereto contains a description of all insurance's maintained by the Company; no default exists with respect to any of such insurance's and all of such insurance's are in full force and effect.

                  (p) There is no option, warrant, privilege, or other right outstanding with respect to any unissued shares of the Company, whether treasury shares or otherwise, and there is no option, warrant, privilege or other right outstanding with respect to any of the Shares; the Company has issued and outstanding 1,500 shares of common stock, no par value per share, all of which are owned by SELLER; there are no other shares of the Company outstanding.

         5.2 Knowledge of the BUYER of any event or circumstance or fact will not vitiate or otherwise impair any of the warranties of the Company or any of the rights and remedies available to BUYER with respect to such warranties.

6.       Covenants of BUYER.

         6.1 Prior to the Closing, the BUYER will continue to conduct its business in accordance with the BUYER's normal and past practices.

         6.2 Prior to the Closing, the BUYER will not do, any of the following without SELLER's prior written consent:

                  (a)      change the nature of its business;

                  (b) amend its Articles of Incorporation or By-Laws except in accordance with EXHIBITS 7.1D-3 and 7.1D-4 hereto;

                  (c) merge or consolidate with any corporation or other entity or liquidate or dissolve;

                  (d) adopt or agree to adopt any plan providing for its reorganization; and

         6.3 Between the date hereof and the Closing, BUYER shall deliver a copy of each document it files with the Securities and Exchange Commission (the "SEC") to the SELLER.

         6.4 Prior to the Closing, BUYER shall have executed a consulting agreement with David Miller.

         6.5      The Board of  Directors  of BUYER  shall  have  approved  this
                  Agreement  and  the   acquisition   in  accordance   with  all
                  applicable laws.


7.       Representations and Warranties of BUYER.

         7.1 BUYER represents and warrants to SELLER and the Company as follows.

                  (a) BUYER is duly incorporated and validly existing under the laws of Delaware; that no other entity exists; it has the corporate power and authority to execute, deliver and perform this Agreement, and any other agreement or document executed by it under or in connection with this Agreement; and it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and any such other agreement or document. This Agreement constitutes, and any such other agreement or document when executed will constitute, the legal, valid and binding obligations of BUYER enforceable against BUYER in accordance with their respective terms.

                  (b) Neither the execution nor delivery of this Agreement, nor the transactions contemplated herein, nor compliance with the terms and conditions of this Agreement will:

                           (i) contravene any provision of law or any statute, decree, rule or regulation binding upon BUYER or contravene any judgment, decree, franchise, order or permit applicable to BUYER; or

                           (ii) conflict with or result in any breach of any terms, covenants, conditions or provisions of, or constitute a default (with or without the giving of notice or passage of time or both) under the Articles of Incorporation or
                                    By-Laws  of  BUYER  or  the  Company  or any
                                    agreement or other instrument to which BUYER
                                    or the Company is a party or by which either
                                    is  bound,  or  result  in the  creation  or
                                    imposition of any lien,  security  interest,
                                    charge  or  encumbrance   upon  any  of  the
                                    assets, rights, contracts or other property of the Company.

                  (c) No authorization, consent or approval of, or exemption by, any governmental, judicial or public body or authority of or in Delaware is required to authorize, or is required in connection with (i) the execution, delivery and performance by BUYER of this Agreement, or (ii) any of the transactions contemplated by this Agreement, or (iii) any of the certificates, instruments or other agreements executed by BUYER in connection with this Agreement, or (iv) the taking of any action by BUYER.

                  (d) EXHIBITS 7.1D-1 and 7.1D-2 hereto contain, respectively, true and complete copies of the Articles of Incorporation and By-Laws of the Company, and the same have not been amended and are in full force and effect; as of the Closing the Articles of Incorporation and By-Laws of the Company will be amended, respectively, in accordance with EXHIBITS 7.1D-3 and 7.1D-4 hereto.

                  (e) The BUYER has filed all tax returns which it has been required to file and has paid all taxes and interest and penalties, if any, which it has been required to pay.

                  (f) Apart from the assets and other assets set forth in the Financial Statements (the "BUYER'S Assets"), the Company has no assets, rights or other property.

                  (g) There is no litigation or arbitration or administrative proceeding or claim asserted, pending or threatened respecting or involving the BUYER, the business of the BUYER or any of the BUYER'S Assets or other assets of the BUYER.

                  (h) There is no order, writ, injunction or decree of any court, government or governmental agency or any arbitration award affecting the Company, the business of the Company or any of the Company Assets or other assets of the Company. The Company and its assets and operations are in compliance with all applicable laws, rules, regulations and ordinances.

                  (i) The Shares to be issued as contemplated herein are fully paid and non-assessable and, except as provided in this Agreement, BUYER has not sold, transferred or assigned any of its rights in or to any of the Shares; the Shares are free and clear of any liens, claims, encumbrances and restrictions of any kind except for the approvals noted above.

                  (j) There is no option, warrant, privilege, or other right outstanding with respect to any unissued shares of the Company, whether treasury shares or otherwise, and there is no option, warrant, privilege or other right outstanding with respect to any of the Shares; the BUYER has issued and outstanding 4,854,086 shares of common stock, par value $.01 per share; there are no other shares of the Company outstanding; the Company is only authorized to issue 100,000,000 shares of common stock with a par value of $.01 per share.

                  (k) The 10-KSB, the 10-QSB and the 8-Ks did not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (l) Since April 30, 2002. there has not been any material adverse change in the financial position or results of operations or prospects of BUYER and its Subsidiaries, taken as a whole.

                  (m) Neither BUYER nor any of its officers, directors or employees has employed any broker, finder or investment banker or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees or finders' or similar fees in connection with the transactions contemplated by this Agreement.

                  (n) All information concerning BUYER contained in this Agreement, in any certificate furnished to SELLER and Company pursuant hereto and in each schedule hereto is both complete (in that it does not omit to state any material fact necessary to make the statements contained therein not misleading) and accurate; and all documents furnished to SELLER and Company pursuant to this Agreement as being documents described in this Agreement or in any schedule attached hereto are true and correct copies of the documents which they purport to represent.

         7.2 Knowledge by SELLER or the Company of any event, circumstance or fact will not vitiate or otherwise impair any of the representations or warranties of BUYER or any of the rights and remedies available to SELLER or the Company with respect to such representations and warranties.

8.       Indemnities.

         8.1 The representations and warranties of the Company, SELLER and BUYER will be deemed made on execution of this Agreement and at the Closing, and all of those representations and warranties and all of the covenants and obligations of the parties under this Agreement will survive the Closing.

         8.2 BUYER will hold each of SELLER and the Company harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which either SELLER or the Company incurs by reason of any representation or warranty or withholding of any pertinent facts or other information of BUYER being incorrect or by reason of any breach by BUYER of any of its covenants or obligations under this Agreement.

         8.3 The Company will hold BUYER harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which BUYER incurs by reason of any representation or warranty of the Company being incorrect or by reason of any breach by the Company of any of its covenants or obligations under this Agreement.

         8.4 SELLER will hold BUYER harmless from and pay any loss, damage, cost or expense (including, without limitation, legal fees and court costs) which BUYER incurs by reason of any representation or warranty of SELLER being incorrect or by reason of any breach by SELLER of any of its covenants or obligations under this Agreement.

9.       Additional Covenants of the Company and SELLER.

         9.1 Prior to the Closing, the Company will continue to conduct, and SELLER will cause the Company to continue to conduct, its business in accordance with the Company's normal and past practices.

         9.2 Prior to the Closing, the Company will not do, and SELLER will not permit the Company to do, any of the following without BUYER's prior written consent:

                  (a) issue any shares, or issue any rights or privileges to acquire any shares or other securities of the Company, or issue any other securities;

                  (b)      change the nature of its business;

                  (c) declare or pay any dividend or make any other distribution or payment in respect of any of its shares or purchase or redeem any of its shares;

                  (d)      intentionally left blank;

                  (e) merge or consolidate with any corporation or other entity or liquidate or dissolve;

                  (f) adopt or agree to adopt any plan providing for its reorganization;

                  (g) make any loan or other extension of credit or issue any guaranty or otherwise incur any contingent liability except for extensions of credit not exceeding thirty (30) days to trade creditors in accordance with past practices and in the normal course of business;

                  (h) sell, pledge, transfer, assign or grant a security interest in any of its assets, property, contracts or rights;

                  (i)      enter into or terminate any contract;

                  (j)      employ anyone or terminate anyone's employment;

                  (k) pay any compensation other than the current monthly payroll, raise or agree to raise anyone's compensation, or pay or agree to pay any bonus or other special compensation.

10.      Transactions to be Completed at Closing.

         10.1 The following requirements will be completed or satisfied, as the case may be, at the Closing.

                  (a) SELLER will deliver to BUYER share certificates representing the Shares, which certificates will be duly endorsed by SELLER to BUYER.

                  (b) BUYER will deliver said share certificates to the Company and the Company will deliver to BUYER a certificate, duly executed and issued in the name of BUYER, representing all the issued and outstanding common shares of the Company, registered in the name of BUYER.

                  (c) BUYER will provide SELLER with share certificates representing 1,456,226 common shares of BUYER at Closing to be in the names provided by SELLER.

                  (d)      BUYER  will  provide   SELLER  with  the   consulting
                           agreement pursuant to Section 6.4.

                  (e)      Intentionally left blank

                  (f) BUYER will be furnished with copies of all approvals and consents required in connection with this Agreement and a certificate by an officer or director of the Company and an officer or director of SELLER certifying that the same are in full force and effect.

                  (g)      Intentionally left blank

                  (h) BUYER will be furnished with a certificate by an officer or director of the Company certifying (i)
                           that the representations and warranties of the Company under this Agreement are true and correct as of the Closing, (ii) that there has been no breach of any covenant of the Company under this Agreement,
                           (iii) since the date of this Agreement there has been no adverse change in the business, financial condition or prospects of the Company, and (iv) there is no damage to or destruction of any of the property of the Company or any of the premises where the Company maintains offices or conducts its business that would materially impair the Company's operations or ability to conduct its business.

                  (i) SELLER and the Company will be furnished with a certificate by an officer or director of BUYER certifying that the representations and warranties of BUYER under this Agreement are true and correct as of the Closing and that there has been no breach of any covenant of BUYER under this Agreement.

                  (j) Besides BUYER, there will be no other shareholders of the Company.

                  (k) BUYER will be furnished with a certificate by an officer or director of the Company certifying as of the conclusion of the Closing (i) the banks at which the Company has accounts, and (ii) the signatories on those accounts and their authority, all of which shall be subject to BUYER's approval.

                  (l) The Company will be furnished with resignations by any current officers or directors of the Company and by any officers and directors elected after the date of this Agreement who will not serve after the Closing, with a confirmation by each that such person has no claims whatsoever against the Company; and the BUYER will be furnished with copies of these.

                  (m) The parties will furnish each other with certificates by one of their officers or directors (i) certifying the adoption by their directors and, if necessary, by their shareholders, of resolutions authorizing the execution, delivery and performance of this Agreement and any other agreements and documents in connection herewith, and (ii) also certifying the names, positions and signatures of the persons authorized to sign on their behalf.

         10.2     Except for the  certified  copy of the  Company's  Articles of
                  Incorporation issued by the State of Delaware and the Certificates of Good Standing, the agreements, certificates, consents and other documents to be executed and delivered at the Closing shall be dated the date of the Closing.

         10.3 Completion or satisfaction, as the case may be, of all of the requirements under Section 9.1 (including the correctness of the statements in the certificates and other documents delivered) are conditions precedent to completing the Closing under this Agreement. No part of the Closing under this Agreement will be deemed completed unless all requirements under this Agreement shall have been completed or satisfied.

11.      Termination.

         This Agreement may be terminated and abandoned at any time prior to the Effective Time:

         11.1     By mutual written consent of SELLER and BUYER.

         11.2     By BUYER:

                  (a) if any event shall have occurred as a result of which any conditions set forth in Articles 3 and 9 are no longer capable of being satisfied; or

                  (b) if there has been a breach by SELLER or the Company of any representation or warranty contained in this Agreement which breach is not curable, or, if curable, is not cured within five (5) days after written notice of such breach is given by Purchaser to the Shareholders' Representative; or

         11.3     By the Company or SELLER:

                  (a) if any event shall have occurred as a result of which any condition set forth in Article 6 is no longer capable of being satisfied; or

                  (ii) if there has been a breach by BUYER of any representation or warranty contained in this Agreement which breach is not curable or, if curable, is not cured within five (5) days after written notice of such breach is given by the SELLER to BUYER; or

         11.4 By either BUYER, SELLER or the Company if the Closing has not occurred by August 31, 2002.

12.      Governing Law.

         This Agreement will be governed by and construed in accordance with the law of the State of New York and any action hereunder shall be brought in New York County, New York.

13.      Amendment and Waiver.

         13.1 This Agreement may not be amended or terminated except by an instrument in writing signed by all of the parties hereto.

         13.2 No provision of this Agreement and no right or obligation under this Agreement may be waived except by an instrument in writing signed by the party waiving the provision, right or obligation in question.

14.      Assignment.

         14.1 No party may transfer or assign any of its rights or obligations under this Agreement and any attempt thereat shall be null and void.

15.      Notices.

         15.1 Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any party under this Agreement shall be in writing and shall be given to that party with copy at the addresses or fax numbers set forth below or, in the event of a change in any address or fax number, then to such other address or fax number as to which notice of the change is given:

                  (a)      If to SELLER:

                           c/o Antonella T. Popoff, Esq.
                           535 Madison Ave., 12th Floor
                           New York, NY 10022
                           Fax No.: (212) 208-2499

                  (b)      If to the Company:

                           Anthony Richard
                           BioSource Therapeutics, Inc.
                           535 Madison Ave, 12th Floor
                           New York, NY 10027
                           Fax No.: (212) 421-4299

                  (c)      If to BUYER:

                           Innovative Technology Acquisition Corp.
                           144 King Street East
                           Toronto, Ontario Canada M5R 1G8
                           Fax No.: 416-594-4466

                           With a copy to (which shall not constitute notice):

                           Jonathan D. Leinwand
                           2500 N. Federal Highway
                           Fort Lauderdale, FL 33305
                           Fax No.: (954) 252-4265

         15.2     Notice shall be deemed given on receipt.

16.      Table of Contents and Section Headings.

         Table of contents, any cross references and section headings are for convenient reference only and shall not affect the meaning or have any bearing on the interpretation of any provision of this Agreement.

17.      Exhibits.

         The Exhibits to this Agreement are contained in a separate booklet signed by SELLER, BUYER and the Company.

18.      Entire Agreement.

         This Agreement constitutes the entire agreement among the parties with respect to the matters described herein.

19.      Corporate Governance

         19.1 The Company shall continue to have a Board of Directors and will operate as a wholly owned subsidiary of the BUYER. The Board of Directors shall act in their best business judgment in determining the capital needs of the Company.

         19.2 Two designees of the Company shall have seats on the Board of Directors of the BUYER. By virtue of the BUYER's ownership of 100% of the voting stock of the Company upon closing, BUYER shall have complete control of the Board of Directors of the Company. Notwithstanding the above, the following persons will become the directors and officers of the Company at Closing until such time as they may be replaced in accordance with the Bylaws of the Company at Closing.

                           Paul Zuromski             Director, President, CEO

                           Anthony P. Richard        Director, Treasurer

                           Antonella T. Popoff       Director, Secretary

                           Arnold Korne              Director

                           Stephen Liebtag           Director

20.      Independent Advice, Non-Litigation

         20.1 Each of the parties acknowledges that such party has received independent legal advice with respect to the terms and conditions and effect of this Agreement, or having been advised to seek independent legal advice, has decided not to seek independent legal advice and to rely on his/her/its own judgment.

         20.2 The SELLER agrees that it may not commence or continue any proceedings in any court of law in any jurisdiction against any person or entity to enforce the obligations of the Buyer to this agreement, or against any person or entity who might claim contribution or indemnity from the BUYER, provided that this release shall not be effective to release any obligations of confidentiality contained herein.

         20.3 The BUYER agrees that it may not commence or continue any proceedings in any court of law in any jurisdiction against any person or entity to enforce the obligations of the BUYER to this Agreement, or against any person or entity who might claim contribution or indemnity from the BUYER, provided that this release shall not be effective to release any obligations of confidentiality contained herein.

         20.4 Should the SELLER or the Company default on its obligations herein to complete any part of the contemplated transactions, then the BUYER shall be entitled to obtain a judgment against either the SELLER or the Company or both providing only for the remedy of specific performance of the Agreement.

         20.5 Should the BUYER default on its obligations herein to complete any part of the contemplated transactions, then the SELLER or the Company shall be entitled to obtain a judgment against the BUYER providing only for the remedy of specific performance of the Agreement.

21.      Time of the Essence; Computation of Time.

         Time is of the essence of each and every provision of this Agreement. Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement shall fall upon Saturday, Sunday or a federal, public or legal holiday, the party having such right or duty shall have until 5:00 p.m. on the next succeeding regular business day to exercise such right or to discharge such duty.

22.      Severability.

         If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party hereto. Upon any such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are consummated to the extent possible.

23.      Counterparts.

         This Agreement may be executed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signatures of all of the parties. This Agreement may be executed in two or more counterparts, each of which shall be an original, and each of which shall constitute one and the same agreement. Any party may deliver an executed copy of this

         Agreement and of any documents contemplated hereby by facsimile transmission to another party and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.



                            INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




SELLER



______________________________________
Antonella T. Popoff, Esq., as Trustee



______________________________________
Anthony P. Richard, an individual



______________________________________
Peter Vansteenkiste, an individual



______________________________________
Rona Taylor, an individual



______________________________________
Antonella T. Popoff, an individual




COMPANY
BioSource Therapeutics, Inc.



By: __________________________________
       Anthony P. Richard, President



BUYER
Innovative Technology Acquisition Corp.


By: __________________________________


Name:_________________________________




Title:________________________________

                                    Addendum

         Addendum made this 14 day of October 2002 to that certain Share Purchase Agreement among the shareholders of BioSource Therapeutics, Inc., a Delaware corporation ("SELLER") and Innovative Technology Acquisition Corp., a Delaware corporation ("BUYER").

Whereas, from the time of execution of the Share Purchase Agreement until the date hereof there have been certain changes in the shareholdings of BioSource Therapeutics, such changes necessitating certain changes to said agreement;

NOW THEREFORE, the parties hereby agree as follows:

         1. The parties ratify and reaffirm the Share Purchase Agreement dated July 30, 2002 except as it is modified herein, such modifications taking precedence over any clauses to the contrary of earlier date.

         2. Sections 1.1 and 1.2 shall be modified to reflect a closing on or before October 25, 2002.

         3. The total number of shares issued and outstanding of BioSource Therapeutics shall be amended in all sections to indicate that there are 1,175 shares issued and outstanding. Shares of ITAQ to be distributed shall be distributed according to the attached schedule.

         4. Section 19.2 shall be modified to remove Paul Zuromski and Anthony Richard as officers and/or directors and to add
                  Stephen Leibtag as President/Director and Rona Taylor as Director/Treasurer.

         5. If a minimum of $500,000 in capital is not raised to implement the business of BioSource as contemplated in the agreement then the each party individually may seek to unwind the transaction by returning the stock of each respective company. It is the responsibility of the officers and directors of both ITAQ and BioSource to actively participate in the raising of such funds.

         6. All other provisions of the agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SELLER


______________________________________
Antonella T. Popoff, Esq., as Trustee


______________________________________
Peter Vansteenkiste

______________________________________
Rona Taylor



______________________________________
Antonella T. Popoff, an individual




COMPANY
BioSource Therapeutics, Inc.


By: __________________________________
                         , President


BUYER
Innovative Technology Acquisition Corp.


By: __________________________________
         Randy Lebow, President